                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1. SH CAPITAL PARTNERS, L.P.

       Item                                             Information

Name:                               SH CAPITAL PARTNERS, L.P.

Address:                            950 Third Avenue, 17th Floor, New York,
                                    NY 10022

Designated Filer:                   Stone House Capital Management, LLC

Date of Event Requiring Statement   August 6, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading   A.M. CASTLE & CO. [CAS]
Symbol:

Relationship of Reporting Person(s) 10% Owner
to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:      Stone House Capital Management, LLC
                                    Its:     General Partner

                                    By:     /s/ Mark Cohen
                                            -------------------------
                                    Name:   Mark Cohen
                                    Title:  Managing Member
                                    Date:   August 10, 2015

2. MARK COHEN

       Item                                             Information

Name:                               MARK COHEN

Address:                            950 Third Avenue, 17th Floor, New York,
                                    NY 10022

Designated Filer:                   Stone House Capital Management, LLC

Date of Event Requiring Statement   August 6, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading   A.M. CASTLE & CO. [CAS]
Symbol:

Relationship of Reporting Person(s) 10% Owner
to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:
                                    /s/ Mark Cohen
                                    ----------------------------------
                                    Date: August 10, 2015